INVESTOR PRESENTATION JANUARY 2012 Exhibit 99.1

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained herein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like
“anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Stockholders and other readers should not place undue reliance on the forward-
looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, our ability to successfully integrate the CBI and DSD Coffee Business acquisitions, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described from time to time in our filings with the Securities and Exchange Commission.

Other
7%
Spice
13%
Non
Coffee
Beverage
23%
Coffee
57%

FARMER BROTHERS OVERVIEW

Leading manufacturer, wholesaler and distributor
of coffee, tea and culinary products
•
Founded in 1912
•
Today, the country’s largest direct store delivery
(DSD) coffee company
Differentiated business model
•
Most complete local, regional and national DSD
network in the coffee industry
•
Unique low cost production capabilities
•
Unparalleled distribution network serving multiple
segments of foodservice and retail channels
Experienced and motivated management team
•
Significant experience across consumer branded,
packaged good and beverage companies
FY11 Revenue - $464M

FARMER BROTHERS KEY INVESTMENT HIGHLIGHTS

A recognized leader in both premium and cost competitive
product offerings
Product Offering
Leading national direct delivery footprint  National Coverage
Opportunities to continue to realize synergies from the recent acquisitions
Acquisition
Synergies
State of the art development and production capabilities
Technical
Expertise
Leverage customer base of 63,000 and one of the most
experienced sales, marketing and operations teams in the industry
Market Position

Despite economic environment, total dollar sales are growing on average 6% annually[1]
In-home and out-of-home coffee consumption have recently increased and now holding steady[2]
Since 2004, past day coffee consumption has gone up from 48% to 58%[2]
The Foodservice Coffee & Tea industry is estimated at $42 billion (retail)[1]
Average coffee consumption currently at 3.4 cups per day per coffee drinker[2]
Coffee and tea are second only to carbonated soft drinks in US consumption, and growing[3]
GROWTH
Growth primarily driven by Specialty Coffee 15% and Iced Tea 8%[1]

COFFEE AND TEA MARKETS CONTINUE TO GROW 5 1 Mintel Coffee & Tea (2010); 2 National Coffee Association Trends Report (2011); 3 New York Times (July 2011)

Farmer Brothers®
COFFEE, TEA & CULINARY

coffee bean
INTERNATIONAL®

custom coffee plan
A DIVISION OF FARMER BROTHERS
"Exceptional Full-Service!"™

Spice Products
COMPANY

Division Description
Farmer Brothers roasts and distributes coffee, tea and culinary solutions such as spices, soup bases and salad dressings through direct store delivery and broad line distribution.
Coffee Bean International, an independent, wholly-owned
subsidiary of Farmer Brothers, is one of the nation’s leading specialty coffee roasters, focusing on private brand retail programs.
Custom Coffee Plan is a division of Farmer Bros. Co., an established leader in coffee service supplying business and hospitality venues within its operating regions.
Spice Products Company is an industrial spice ingredients supplier which brings the highest levels of quality and consistency to the foodservice and industrial food manufacturing industries.

DIVERSIFIED BUSINESS MODEL TO TAKE ADVANTAGE OF
GROWING INDUSTRY

CANADA
MONTANA
OREGON
IDAHO
NEVADA
UTAH
IOWA
NEW YORK
New York
PENNSYLVANIA
Washington, D.C.
UNITED STATES
Pacific Ocean
Atlantic Ocean
TEXAS
MEXICO
THE BAHAMAS

NATIONWIDE DISTRIBUTION NETWORK

•
Total facility square footage exceeds 1.5 million square feet
•
6 distribution centers and 114 branch warehouses
•
Approximately 500 routes servicing 63,000 customers

OUR COFFEE BUSINESS TRANSITION

TODAY
Traditional, Premium & Specialty Coffees
PRE 2007
Only Traditional Coffee
Three roasting facilities; DSD distribution in 48 states West Coast primarily
Multiple brands:
– Farmer Brothers
– Superior
– Coffee Bean International
– Panache
One brand: Farmer Brothers
– Prebica
– Cain’s
– Metropolitan
2010 Vendor of the Year for both Sheetz, Inc. &
Target Corporation
Known primarily for
supplying  small  operators
Industry leading coffee development lab and green
coffee purchasing capabilities
Basic coffee resources
High Touch Customer Service Strategy Since 1912

Product
Delivery
Superior Customer Experience
Equipment
Service

FARM 5 KEY POINTS OF DIFFERENTIATION
Product - Our products include coffee and tea,
along with a diverse selection of culinary
products and other hot and cold beverages.
Delivery - Nearly 3 million square miles of direct
and multi-channel distribution.
Service - Our high touch service model allows
63,000 foodservice customers to operate their
business more efficiently.
Equipment - We own and operate responsive
nationwide equipment service coverage
24/7/365.
Procurement - Deep, long lasting connections in
coffee, tea and spices, combined with strong co-
packing supplier partnerships in our other
categories
Procurement

Quality
Specialty
Premium
Traditional
Public Domain®
Archer Farms®
Reserve Roast
PANACHE
YOUR NEIGHBORHOOD'S BEST COFFEE
PREBICA
PUBLIC DOMAIN
ISLAND MEDLEY
iced tea
METROPOLITAN
fine coffees
Sierra
BRAND
iced tea
Farmer Brothers
Superior

QUALITY EXECUTION AT ALL TIERS Using small batch, large batch and continuous roasting processes in parallel, we achieve exceptional consistency and quality control over multiple tiers. 10

PRODUCTION CAPABILITIES TORRANCE 1 HOUSTON PORTLAND 11 coffee, spices coffee, tea coffee 1 Headquarters • Capacity Utilization Currently at 50 to 60%

NATIONAL ACCOUNT APPEAL

•
Broad selection of consistently high quality products and
services
•
Customization capabilities to support individual programs
•
National direct delivery distribution coverage
•
Responsive equipment service model with 24hr support
•
Comprehensive partnership model, including
•
Brand development / strategy
•
Coffee / tea market expertise and consumer insight trends
•
Strategic commodity cost management programs

Preserves & Jams

Sweeteners

Creamers

Salad Dressing

Mayonnaise

Spices

Pancake Mix

Cappuccino

Iced Coffee

Specialty Coffee

Hot Tea

Iced Tea

Hot Chocolate

Juices

Soup Bases

WE SELL MORE THAN JUST COFFEE Our broad array of products provide diverse menu solutions for our customers 13

TARGET

macy's

Hilton

EMBASSY SUITES HOTELS

Best Western

Harry & David

MORTON'S

DAILY GRILL

THE FRESH MARKET

EINSTEIN NOAH RESTAURANT GROUP, INC.

Mohegan Sun
a world at play

BELLAGIO
LAS VEGAS

MGM GRAND
LAS VEGAS

Hard Rock CASINO

Lowes foods
good for you.

American Golf

Pilot TRAVEL CENTERS

SUNOCO

DELTA AIR LINES

Topco

SIGNIFICANT CONSUMER ACCOUNTS 14

DIRECT TRADE
ARCHER FARMS
TASTY FOOD TASTY PRICE
Satisfaction Guaranteed
PREMIUM FOOD PRODUCTS
Cup of Excellence® Winner
COSTA RICO
FINCA TOÑO
hints of dark chocolate, raisin and red berry with lively acidity
MILD ROAST COFFEE
WHOLE BEAN
Save the Children.
NET WT 12 OZ (340 g)

DIRECT TRADE
INTRODUCING DIRECT TRADE
A UNIQUE APPROACH TO BUYING COFFEE, FOCUSING ON TRANSPARENCY COLLABORATION AND QUALITY
TASTY COFFEE
TASTY PRICE

PRIVATE LABEL, WITH ADDED VALUE 15 • Accounts for approximately 15% of sales

WYNDHAM HOTELS & RESORTS

Days Inn & Suites

RAMADA WORLDWIDE

WINGATE BY WYNDHAM

BAYMONT INN & SUITES

Microtel Inns • Suites

HAWTHORN SUITES BY WYNDHAM

Howard Johnson HOTEL

Travelodge

Smithsonian Institution

Foodbuy

FLYING J

IN-N-OUT BURGER

FRESH FOOD SHEETZ MADE TO ORDER

FOOD CITY The Food Experts.

Big Y

MAJOR WINS / RECENT WINS 16

FARMER BROTHERS' GROWTH STRATEGY

•
Increase synergies from the recent acquisitions of Coffee Bean
International and Sara Lee
•
Grow all tiers of Foodservice business – leveraging our competitive advantages:
• Low cost producer with available roasting capacity
• Unparalleled coffee and allied products distribution network
• Customer service excellence – high touch, expert capability
• The most complete local, regional and national DSD network in the coffee industry
•
Grow average order size and improve gross margin by focusing on the following product categories:
•
Continue to grow national accounts business by leveraging our differentiated partnership model
• Specialty coffee
• Iced coffee
• Iced Tea
• Cappuccino mix
• Culinary products

Henry | MAX FACTOR

NIKE | P&G Procter & Gamble

Smart & Final | ICA

SCHIFF HARDIN LLP | O'MELVENY & MYERS LLP

Barco uniforms | Sempra Energy

MRI | iPRINT.com

The Coca-Cola Company | PBG The Pepsi Bottling Group

Farmer Brothers

Sara Lee Foodservice | WECHSLER COFFEE

NIKE | BCG The Boston Consulting Group

SR. MANAGEMENT TEAM/KEY SALES LEADERS

Name Title Prior Experience
Jeffrey Wahba Interim Co-CEO, CFO and Treasurer
Patrick Criteser Interim Co-CEO, President and CEO CBI
Mark Harding Sr. VP of Operations
Larry Garrett General Counsel
Hortensia Gomez VP, Controller and Assistant Treasurer
Joe Prewett VP of Marketing
Steve Heyman VP of Sales
Tom Mortensen VP of  Field Operations - West
Bryan Csehi VP of Field  Operations – East
Jay Wilkins SVP National Accounts - CBI

FINANCIAL OVERVIEW

350.00
300.00
250.00
200.00
150.00
100.00
$ / 100lbs (ICE)
stable
100%+ increase
decline
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11

RECENT OPPORTUNITIES AND CHALLENGES

•
Coffee commodity market more than doubled from July 2010 to May 2011 but is currently about 20% below its 2011 highs
•
Farmer Brothers increased its prices to cover the cost increase but like its competitors lagged behind the rapid run-up in costs
•
Commodity costs have retreated more recently providing margin opportunities and the Company has “locked in” some of its future purchases which will provide more margin stability going forward

KEY 2011 EXECUTED INITIATIVES

•
Aligned organization to meet current economic needs – reduced headcount by 10%
while focusing resources on local markets
•
Significantly reduced operating expenses as a result of integration efforts – current run rate down more than 15% year over year
•
Despite unfavorable external factors, increased top line by 3% and grew National
Account business by 20%
•
Took necessary pricing actions to maintain $/lb. margins
•
Instituted a comprehensive hedging strategy to help smooth the impact of the recently volatile coffee markets
•
Increased product breadth, technical expertise and marketing and sales capabilities leading  to substantial increases in revenue per customer

500.0
400.0
300.0
200.0
100.0
-
$ - (millions)
Acquisition of CBI
216.3
266.5
Acquisition of SL DSD (coffee & Tea)
341.7
450.3
463.9
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011

5 YEAR REVENUE GROWTH TREND 22 CBI acquisition – April 2007; Sara Lee DSD acquisition – February 2009

(In millions)	FY09	FY10[1]	FY11
EBITDAE	13.3	(4.1)	(22.3)
LIFO charge (credit)	(0.0)	1.0	40.3
Adj EBITDAE	13.3	(3.1)	18.0

FY11 ADJUSTED EBITDAE RECONCILIATION

•
LIFO accounting impact of $40.3M  in FY11
•
Adjusted EBITDAE - $18.0M, $21.1M better than 2010
1
First full year after Sara Lee DSD Coffee and Tea acquisition; one time costs related to integration efforts included

Net Sales
130.0
120.0
110.0
100.0
$ - (millions)
108.7
121.2
Q1 FY11
Q1 FY12

Operating Income / (Loss)
-
(4.0)
(8.0)
(12.0)
(16.0)
$ - (millions)
Q1 FY11
Q1 FY12
(12.0)
(4.6)

Adjusted EBITDAE
12.0
8.0
4.0
-
$ - (millions)
1.1
11.3
Q1 FY11
Q1 FY12

Q1 FINANCIAL PERFORMANCE FY12 VS. FY11 24 Q1 – quarter ending September 30.

STRONG BALANCE SHEET WITH A FOCUS
ON ASSET MANAGEMENT

•
Inventory - includes LIFO reserve of $70.0 million
•
PP&E - includes over 50 owned properties
(In millions)
September 30, 2011
Cash and Cash Equivalents 4.6
Short-Term Investments 16.2
Accounts and Notes Receivable 44.6
Inventories 83.4
Other Current Assets 2.4
Net PP&E 108.7
Other Assets 18.1
Total Assets 277.9
Total Liabilities excluding Credit Facility 123.2
Credit Facility 33.4
Stockholders' Equity 121.3
Total Liabilities and Stockholders' Equity 277.9

INVESTMENT HIGHLIGHTS

A recognized leader in both premium and cost competitive
product offerings
Product Offering
Leading national direct delivery footprint  National Coverage
Opportunities to continue to realize synergies from the recent acquisitions
Acquisition
Synergies
State of the art development and production capabilities
Technical
Expertise
Leverage customer base of 63,000 and one of the most
experienced sales, marketing and operations teams in the industry
Market Position

NASDAQ: FARM